Exhibit 32

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER
AND OF
PRINCIPAL FINANCIAL OFFICER
OF

CENTRAL MAINE POWER COMPANY

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          We, Sara J. Burns, President, and Curtis I. Call, Vice President, Controller and Treasurer, of Central Maine Power Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Central Maine Power Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Central Maine Power Company.

Dated: May 7, 2004

   /s/Sara J. Burns
       Sara J. Burns
        President

   /s/Curtis I. Call
       Curtis I. Call
        Vice President, Controller
         & Treasurer